Exhibit 10.4

Execution Version

AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of August 8, 2014 (this “Amendment”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), TRANSFIRST PARENT CORP., a Delaware corporation (“Holdings”), the guarantors party hereto (the “Guarantors”), GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as Administrative Agent, First Lien Collateral Agent, Swing Line Lender and L/C Issuer (in such capacities, together with its successors, the “Administrative Agent”), each of the lenders that is a signatory hereto and GECC, in its capacity as Term Lender with respect to the Incremental Term B-2 Commitment (the “Incremental Term B-2 Lender”), amends that certain First Lien Credit Agreement dated as of December 27, 2012 (as amended by Amendment No. 1, dated as of April 30, 2013, Amendment No. 2, dated March 26, 2014 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Section 10.01 of the Credit Agreement provides that the Loan Parties may amend the Credit Agreement with the consent of the Required Lenders or Lenders, as applicable;

WHEREAS, on the date hereof, the Borrower, Holdings, the Guarantors, the Administrative Agent, the Lenders party hereto and the Incremental Term B-2 Lender desire to enter into this Amendment to amend the Credit Agreement to, among other things, (i) increase the interest margins on the Term B-2 Loans outstanding thereunder (as amended by this Agreement, the “Repriced Term B-2 Term Loans”), (ii) incur additional Term Loans (such additional term loans the “Incremental Term B-2 Loans” and, together with the Repriced Term B-2 Term Loans, the “Term B-2 Loans”), having identical terms to, and being treated as a single Class with, the Repriced Term B-2 Term Loans, as set forth in the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”) and (iii) make certain other changes;

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) and GE Capital Markets, Inc. (“GECM”) will act as joint lead arrangers and bookrunners under the Amended Credit Agreement and this Amendment (in such capacities, the “Lead Arrangers”) and MLPF&S, GECM, Deutsche Bank Securities Inc. (“DB”) and SunTrust Robinson Humphrey Inc. (“STRH”) will act as joint bookrunners under the Amended Credit Agreement and this Amendment (in such capacities, the “Joint Bookrunners” and “Arrangers”);

WHEREAS, the Incremental Term B-2 Lender has agreed to make Incremental Term B-2 Loans on the Amendment No. 3 Effective Date (as defined below) in an amount equal to $100,000,000;

WHEREAS, the Administrative Agent, the Incremental Term B-2 Lender and the Lenders signatory hereto are willing to so agree pursuant to Section 10.01 of the Credit Agreement, subject to the conditions set forth herein; and

WHEREAS, the Borrower has determined that (a) this amendment will result in a “significant modification” of the existing Term B-2 Loans for U.S. federal income tax purposes and, accordingly, the existing Term B-2 Loans, as amended by this Amendment, will no longer qualify as a grandfathered obligation for purposes of FATCA and (b) the Incremental Term B-2 Loans will be fungible with the existing Term B-2 Loans for U.S. federal income tax purposes;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of August 8, 2014, by and among Borrower, Holdings, the Guarantors party thereto, the Administrative Agent, the Lenders party thereto and the Incremental Term B-2 Lender.

“Amendment No. 3 Arrangers” means each of MLPF&S, GECM, DB and STRH in its capacity as Joint Bookrunner or Joint Lead Arranger under Amendment No. 3.

“Amendment No. 3 Effective Date” means August 8, 2014, the date on which the conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.

“Incremental Amount” has the meaning given to such term in the definition of “Incremental Term B-2 Commitment”.

“Incremental Term B-2 Commitment” means the Incremental Term B-2 Lender’s commitment to make a Term B-2 Loan on the Amendment No. 3 Effective Date, in an amount equal to $100,000,000 (such amount, the “Incremental Amount”) pursuant to Section 2.01(a)(iv) (it being understood that the Incremental Amount shall not count towards the dollar basket set forth in Section 2.14(d)(iv), Section 7.03(k) and Section 7.03(u)).

“Incremental Term B-2 Lender” means GECC, in its capacity as Term Lender with respect to the Incremental Term B-2 Loan Commitment.

“Incremental Term B-2 Loans” means the Term Loans made by the Incremental Term B-2 Lender on the Amendment No. 3 Effective Date to the Borrower pursuant to Section 2.01(a)(iv).

(b) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following:

“(a) with respect to Term B-2 Loans,

(i) immediately following the Amendment No. 3 Effective Date, until the date on which the Administrative Agent receives the Compliance Certificate pursuant to Section 6.02(b) for the fiscal quarter ending September 30, 2014, (A) for Eurocurrency Rate Loans, 3.25%, (B) for Base Rate Loans, 2.25%, and

(ii) thereafter, the following percentages per annum as set forth below, as determined by reference to the Total Leverage Ratio, as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate
Pricing Level	Total Leverage Ratio	Base Rate	Eurocurrency Rate
1	> 5.00 to 1.00	2.25%	3.25%
2	≤ 5.00 to 1.00	2.00%	3.00%

(c) The definition of “Class” is hereby amended by adding (i) “(including the Incremental Term B-2 Loans),” after “Term B-2 Loans” and (ii) “ (including the Incremental Term B-2 Commitments),” after “Additional Term B-2 Commitments.”

(d) The definition of “Commitment” is hereby amended by adding “(including the Incremental Term B-2 Commitments),” after “Additional Term B-2 Commitment”.

(e) The definition of “First Lien/Second Lien Intercreditor Agreement” is hereby amended by adding the following after “Closing Date”:

“(as amended by Amendment No. 1 to the First Lien/Second Lien Intercreditor Agreement dated as of the Amendment No. 3 Effective Date by and among each of Borrower, the Administrative Agent, the First Lien Collateral Agent, the Second Lien Agent and the Second Lien Collateral Agent)”

(f) The definition of “Interest Payment Date” is hereby amended by adding the following proviso to the end of such definition:

“; provided, further, that the Amendment No. 3 Effective Date shall constitute an Interest Payment Date with respect to accrued and unpaid interest up to but excluding the Amendment No. 3 Effective Date for the Term B-2 Loans.”

(g) The definition of “Interest Period” is hereby amended by removing “nine or” before “twelve months”.

(h) The definition of “Qualifying IPO” is hereby amended by replacing it with the following:

“Qualifying IPO” means the issuance by Holdings or any direct or indirect parent of Holdings of its common Equity Interests in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering).

(i) The definition of “Repricing Transaction” is hereby amended by replacing it with the following:

“Repricing Transaction” shall mean (i) the prepayment, refinancing, substitution or replacement (other than in connection with a Qualifying IPO or a Change of Control) of all or a portion of the Term B-2 Loans with the incurrence by the Borrower or any Subsidiary of any debt financing with an All-In Yield less than the All-In Yield applicable to the Term B-2 Loans so repaid, refinanced, substituted or replaced and (ii) any amendment to this Agreement to reduce the All-In Yield applicable to the Term B-2 Loans, except for any reduction in connection with a Qualifying IPO or a Change of Control.

(j) The definition of “Term B-2 Loans” is hereby amended by replacing it with the following:

“Term B-2 Loans” means (i) the Other Term Loans made by the applicable Lenders on the Amendment No. 2 Effective Date to the Borrower pursuant to Section 2.01(a)(iii) and (ii) the Term Loans made by the Incremental Term B-2 Lender on the Amendment No. 3 Effective Date to the Borrower pursuant to Section 2.01(a)(iv) . The aggregate amount of Term B-2 Loans as of the Amendment No. 2 Effective Date is $396,007,500.00.

(k) The definition of “Term Loan” is hereby amended by adding “ (including the Incremental Term B-2 Loans)” after “Term B-2 Loan”.

(l) All references to “Term B-2 Loan” and “Term B-2 Commitments” in the Credit Agreement and the Loan Documents are hereby deemed to include the Incremental Term B-2 Loans and the Incremental Term B-2 Commitments, respectively (other than such references contained in Amendment No. 3, the preliminary statements to the Credit Agreement, the definition of “Additional Term B-2 Commitment” and Sections 2.01(a), 2.06(b) and 2.09(c) of the Credit Agreement).

(m) Section 2.01(a) of the Credit Agreement is hereby amended by:

(x) adding the following as the fourth paragraph thereof:

“(iv) Subject to the terms and conditions set forth herein, the Incremental Term B-2 Lender agrees to make additional Term B-2 Loans to the Borrower on the Amendment No. 3 Effective Date in an amount equal to $100,000,000. The initial Interest Period for all Eurocurrency Rate Term B-2 Loans made on the Amendment No. 3 Effective Date pursuant to this Section 2.01(a)(iv) shall be the same Interest Period applicable to the Eurocurrency Rate Term B-2 Loans outstanding immediately prior to the Amendment No. 3 Effective Date. On and after the Amendment No. 3 Effective Date, all Term B-2 Loans made pursuant to Section 2.01(a)(iv) shall rank pari passu in right of payment and security with, and, except as provided herein, have the same rights and benefits as, the Term B-2 Loans made pursuant to Section 2.01(a)(iii).”

(n) Section 2.02(a) of the Credit Agreement is hereby amended by adding the following after the last sentence thereof:

“Notwithstanding the foregoing, timing for delivery of any Committed Loan Notice with respect to Term B-2 Loans made pursuant to Section 2.01(a)(iv) will be in accordance with Amendment No. 3.”

(o) Section 2.06(b) of the Credit Agreement is hereby amended and restated as follows:

“Mandatory. The Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the making of such Term Lender’s Term Loans pursuant to Section 2.01(a)(i). The Revolving Credit Commitment of each Class shall automatically and permanently terminate on the Maturity Date with respect to such Class of Revolving Credit Commitments. The Additional Term B-2 Commitment of GECC (in its capacity as the Additional Refinancing Lender under Amendment No. 2) shall be automatically and permanently reduced to $0 upon the making of Term B-2 Loans in the amount set forth under, and pursuant to the terms of, Section 2.01(a)(iii). The Incremental Term B-2 Commitment of GECC (in its capacity as the Incremental Term B-2 Lender under Amendment No. 3) shall be automatically and permanently reduced to $0 upon the making of Incremental Term B-2 Loans in the amount set forth under, and pursuant to the terms of, Section 2.01(a)(iv).”

(p) Section 2.07(a) of the Credit Agreement is hereby amended and restated as follows:

“Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each March, June, September and December, commencing on the last Business Day of September 2014, an aggregate amount equal to (A) the aggregate outstanding principal amount of Term B-2 Loans made on the Amendment No. 2 Effective Date multiplied by 0.25% (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), plus (B) the aggregate amount of all Incremental Term B-2 Loans outstanding on the Amendment No. 3 Effective Date multiplied by 0.25% (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (ii) on the Maturity Date for the Term B-2 Loans, the aggregate principal amount of all Term B-2 Loans outstanding on such date. In the event any Incremental Term Loans, Other Term Loans or Extended Term Loans are made, such Incremental Term Loans, Other Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof.”

(q) Section 2.09(c) of the Credit Agreement is hereby amended by adding the following after the second sentence thereof:

“The Borrower agrees to pay to the Incremental Term B-2 Lender on the Amendment No. 3 Effective Date, as fee compensation for the funding of such Lender’s Incremental Term B-2 Loans, an upfront fee (the “Upfront Fee”) in an amount equal to 1.00% of the stated principal amount of such Lender’s Incremental Term B-2 Loans funded on the Amendment No. 3 Effective Date. Such Upfront Fee will be in all respects fully earned, due and payable on the Amendment No. 3 Effective Date and non-refundable and non-creditable thereafter and shall be netted against Incremental Term B-2 Loans made by such Lender.”

(r) Section 7.06 of the Credit Agreement is hereby amended by (1) deleting the “and” at the end of clause (i) thereof , (2) replacing the “.” at the end of clause (j) thereof with a “; and” and (3) adding the following as clause (k) thereof:

“(k) so long as no Default shall have occurred and be continuing or would result therefrom, the Borrower may make Restricted Payments to Holdings on or promptly following the Amendment No. 3 Effective Date, the proceeds of which may be utilized by Holdings at any time on or prior to November 28, 2014 to fund dividend payments to Holdings’ shareholders, in an aggregate amount not to exceed $145,000,000.”

(s) Section 7.10 of the Credit Agreement is hereby amended by replacing the last paragraph in such Section with the following:

“Use the proceeds of all the Incremental Term B-2 Loans made to the Borrower on the Amendment No. 3 Effective Date for any purpose other than to make Restricted Payments pursuant to Section 7.06(k) or, to the extent such Restricted Payment has not been approved by the board of directors of Borrower or the dividend payments have not been approved by the board of directors of Holdings, for general corporate purposes, including prepayment of the Term B-2 Loans.”

(t) Section 7.11 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 7.11 Financial Covenant. Permit the Total Leverage Ratio as of the last day of any Test Period (beginning with the Test Period ending September 30, 2014) to be greater than the ratio set forth below opposite the last fiscal quarter of such Test Period:

Fiscal Year	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2014	N/A	N/A	7.50:1.00	7.25:1.00
2015	7.00:1.00	6.75:1.00	6.50:1.00	6.50:1.00
2016	6.25:1.00	6.00:1.00	5.75:1.00	5.50:1.00
2017	5.25:1.00	5.00:1.00	5.00:1.00	N/A”

(u) Exhibit B-1 to the Credit Agreement is hereby amended by replacing such exhibit with the revised Exhibit B-1 attached hereto as Exhibit B.

SECTION 2. Lenders.

(a) GECC (in its capacity as the Incremental Term B-2 Lender) hereby agrees, on the Amendment No. 3 Effective Date and on the terms and conditions set forth herein and in the Amended Credit Agreement, to make Incremental Term B-2 Loans in accordance with Section 2.01(a)(iv) of the Amended Credit Agreement.

(b) GECC (in its capacity as the Incremental Term B-2 Lender) shall, effective on the Amendment No. 3 Effective Date, automatically become party to the Amended Credit Agreement as a Lender.

SECTION 3. First Lien/Second Lien Intercreditor Agreement. Each Lender party hereto consents to Amendment No. 1 to the First Lien/Second Lien Intercreditor Agreement dated as of the Amendment No. 3 Effective Date by and among each of Borrower, the Administrative Agent, the First Lien Collateral Agent, the Second Lien Agent and the Second Lien Collateral Agent, in substantially the form attached hereto as Exhibit A.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 3 Effective Date”, which date is August 8, 2014) when each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) Holdings, (C) the Guarantors, (D) the Incremental Term B-2 Lender, (F) the Required Lenders and (G) the Administrative Agent.

(b) The Administrative Agent shall have received a Committed Loan Notice with respect to the Incremental Term B-2 Loans not later than 5:30 p.m. (New York, New York time) on the Business Day prior to the requested date of the Amendment No. 3 Effective Date.

(c) The Administrative Agent shall have received, on behalf of itself, the First Lien Collateral Agent and the Lenders, an opinion from Ropes & Gray LLP, New York counsel for the Loan Parties, dated the Amendment No. 3 Effective Date and addressed to the Administrative Agent, the First Lien Collateral Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received such (x) certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (y) a certificate, dated as of the Amendment No. 3 Effective Date, signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 4(f) and (g).

(e) Payment of all reasonable fees and expenses due to the Administrative Agent and the Arrangers (as agreed to in writing between the Administrative Agent and/or the Arrangers and the Borrower), in each case required to be paid on the Amendment No. 3 Effective Date and to the extent invoiced at least two Business Days prior to the Amendment No. 3 Effective Date. Substantially simultaneous with effectiveness, the Lenders holding Term B-2 Loans immediately before the Amendment No. 3 Effective Date under the existing Credit Agreement shall have been paid all accrued and unpaid interest on their Term B-2 Loans to, but not including, the Amendment No. 3 Effective Date.

(f) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document shall be true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

(g) No Default shall exist, or would result from the effectiveness of this Amendment or from the application of the proceeds thereof.

(h) The Administrative Agent (or its counsel) shall have received a Note executed by the Borrower for each Lender that requests such a Note at least two Business Days prior to the Amendment No. 3 Effective Date.

(i) To the extent reasonably requested by the Arrangers in writing not less than five (5) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(j) The Administrative Agent shall have received for the account of each Lender (other than GECC, in its capacity as Incremental Term B-2 Lender) that delivered an executed signature page to this Amendment (the “Consent”) prior to 5:00 PM (New York City time) on August 5, 2014, consent fees in an amount equal to 0.25% of such Lender’s principal amount of Term B-2 Loans, Revolving Credit Loans and/or Revolving Credit Commitments, as applicable, outstanding immediately prior to the Amendment No. 3 Effective Date.

SECTION 5. Representations and Warranties. On and as of the Amendment No. 3 Effective Date, after giving effect to this Amendment, each Loan Party represents and warrants as to itself as follows:

(a) Neither the execution, delivery or performance of this Amendment nor compliance with the terms and provisions hereof and the other transactions contemplated hereby will (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law in any material respect; except with respect to any violation, conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) and clause (iii), to the extent that such violation, conflict, breach, contravention or payment could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person except for (A) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the First Lien Secured Parties, (B) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Such Loan Party has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3 (i.e., the Amended Credit Agreement).

(b) The Credit Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. For the avoidance of doubt, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents and all guarantees and grants of security interests are hereby reaffirmed by each Loan Party.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the

Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

(d) The Incremental Term B-2 Lender shall be a “Lender” for purposes of the Loan Documents.

(e) On and after the Amendment No. 3 Effective Date, the Incremental Term B-2 Commitments shall constitute a “Term Commitment” for purposes of the Loan Documents and the Incremental Term B-2 Loans shall constitute “Term Loans” for purposes of the Loan Documents.

SECTION 7. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment (including, for the avoidance of doubt, by executing a Consent) shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8. Acknowledgement and Reaffirmation of Borrower, Holdings and Guarantors. The Borrower, Holdings and the Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or Holding’s or the Guarantors’ obligations under the Loan Documents, except as explicitly provided for herein. Each of the Borrower, Holdings and the Guarantors hereby ratifies and confirms its obligations under the Credit Agreement and the other Loan Documents, including after giving effect to the amendments and transactions contemplated by this Amendment, and including (except in the case of Holdings), without limitation, its guarantee of the Obligations and its grant of security interest in the Collateral (as defined in any Collateral Document) to secure the Obligations (including any Obligations resulting from the Incremental Term B-2 Loans).

SECTION 9. Governing Law; Waivers.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR OTHER DOCUMENT RELATED THERETO.

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION

ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRANSFIRST HOLDINGS, INC., as Borrower

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior VP & Chief Financial Officer

TRANSFIRST PARENT CORP., as Holdings

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior VP & Chief Financial Officer

TRANSFIRST, LLC,
TRANSFIRST THIRD PARTY SALES, LLC,
TRANSFIRST ASSOCIATION SALES, LLC,
TRANSFIRST CORPORATE SALES, LLC,
TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC,
ME ACQUISITION, LLC,
CN ACQUISITION, LLC,
TRANSFIRST EPAYMENT, LLC,
TRANSFIRST EPAYMENT SERVICES, LLC,
PAYMENT RESOURCES INTERNATIONAL, LLC,
each as a Guarantor

By:	/s/ Mark Travis
	Name:	Mark Travis
	Title:	Senior VP & Chief Financial Officer

[Amendment No. 3]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent, First Lien Collateral Agent,
Swing Line Lender, L/C Issuer and the Incremental Term B-2 Lender

By:	/s/ Salman Mukhtar
Name: Salman Mukhtar
Title: Duly Authorized Signatory

[Amendment No. 3]

CONSENT TO AMENDMENT NO. 3

CONSENT (this “Consent”) to Amendment No. 3 (“Amendment”) to the First Lien Credit Agreement, dated as of December 27, 2012 (as amended by Amendment No. 1, dated as of April 30, 2013 and Amendment No. 2 dated as of March 26, 2014, the “Credit Agreement” and as amended pursuant to the Amendment, the “Amended Credit Agreement”), among TRANSFIRST HOLDINGS, INC., a Delaware corporation (the “Borrower”), Holdings, the Guarantors party hereto, each of the Lenders that is a signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, First Lien Collateral Agent, Swing Line Lender and L/C Issuer (in such capacities, together with its successors, the “Administrative Agent”) and as Incremental Term B-2 Lender. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Amendment.

☐    Existing Term Lenders. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment.

☐    Existing Revolving Credit Lenders. The undersigned Revolving Credit Lender hereby irrevocably and unconditionally approves the Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

[Amendment No. 3]

Exhibit A

Amendment No. 1 to First Lien/Second Lien Intercreditor Agreement

[Amendment No. 3]

AMENDMENT NO. 1

This AMENDMENT NO. 1, dated as of August 8, 2014 (this “Amendment”), among General Electric Capital Corporation (“GECC”), as First Lien Administrative Agent and Applicable First Lien Agent, GECC, as Second Lien Administrative Agent and Applicable Second Lien Agent, TransFirst Holdings Inc., as Borrower and each other Obligor party hereto, amends that certain First Lien/Second Lien Intercreditor Agreement dated as of December 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), entered into among the First Lien Agent, the Second Lien Agent, the Borrower and each other Obligor party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement and, to the extent not defined therein, shall have the meanings ascribed to them in the applicable Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Section 6.7 of the Intercreditor Agreement provides that the First Lien Agents, the Second Lien Agents and each Obligor party thereto may amend the Intercreditor Agreement, in each case in accordance with the applicable Documents;

WHEREAS, (x) Section 10.01 of the First Lien Credit Agreement provides that the Loan Documents (including the Intercreditor Agreement) may be amended with the consent of the Required Lenders (as defined in the First Lien Credit Agreement) (the “Required Lenders”), subject to clause (ii) of the last paragraph of Section 10.01 of the First Lien Credit Agreement, which in certain circumstances requires the consent of the Required Lenders excluding for purposes thereof Second Lien Interested Lenders (as defined in the First Lien Credit Agreement) (the “First Lien Required Lenders”) and (y) the consent of the First Lien Required Lenders and the Required Lenders to this Amendment has been obtained pursuant to that certain Amendment No. 3 to the First Lien Credit Agreement, dated as of the date hereof (the “First Lien Amendment”);

WHEREAS, (x) Section 10.01 of the Second Lien Credit Agreement (together with the First Lien Credit Agreement, the “Credit Agreements” and, individually, as the context may require, a “Credit Agreement”) provides that the Loan Documents (including the Intercreditor Agreement) may be amended with the consent of Required Lenders (as defined in the Second Lien Credit Agreement) (the “Second Lien Required Lenders”) and (y) the consent of the Second Lien Required Lenders to this Amendment has been obtained pursuant to that certain Amendment No. 2 to the Second Lien Credit Agreement, dated as of the date hereof (the “Second Lien Amendment”);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date (as defined below), the Intercreditor Agreement is hereby amended as follows:

Clause (i)(a) of the definition of “Maximum First Lien Principal Amount” in Section 1 of the Intercreditor Agreement is hereby deleted and replaced with: “(a) $536,295,498, plus”

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”, which date is August 8, 2014) when each of the following conditions shall have been satisfied:

(a) This Amendment shall have been duly executed and delivered by (A) the First Lien Agent, (B) the Second Lien Agent and (C) the Obligors party to the Intercreditor Agreement.

(b) The First Lien Amendment shall become effective on, or substantially concurrently with, the Amendment Effective Date.

(c) The Second Lien Amendment shall become effective on, or substantially concurrently with, the Amendment Effective Date.

SECTION 3. Representations and Warranties. On and as of the Amendment Effective Date, after giving effect to this Amendment, each Obligor represents and warrants as to itself as follows:

(a) Neither the execution, delivery or performance of this Amendment nor compliance with the terms and provisions hereof and the other transactions contemplated hereby will (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreements), or require any payment to be made under (x) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law in any material respect; except with respect to any violation, conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) and clause (iii), to the extent that such violation, conflict, breach, contravention or payment could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iv) require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person except for (A) filings necessary to perfect the Liens on the Collateral granted by the Obligors in favor of the First Lien Secured Parties or the Second Lien Secured Parties (as applicable), (B) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (C) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Obligor has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Such Obligor has duly executed and delivered this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 4. Reference to and Effect on the Intercreditor Agreement and the Documents.

(a) On and after the Amendment Effective Date, each reference in the Intercreditor Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Intercreditor Agreement shall mean and be a reference to the Intercreditor Agreement, as amended by this Amendment.

(b) The Intercreditor Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the First Lien Agent or the Second Lien Agent under any of the Documents, nor constitute a waiver of any provision of any of the Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Document.

SECTION 5. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 6. Acknowledgement and Reaffirmation of Borrower, Holdings and Guarantors. The Borrower and each other Obligor acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or any other Obligors’ obligations under the Intercreditor Agreement, except as explicitly provided for herein. Each of the Borrower and each other Obligor hereby ratifies and confirms its obligations under the Intercreditor Agreement, including after giving effect to the amendments and transactions contemplated by this Amendment

SECTION 7. Governing Law; Waivers.

THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

First Lien Agent

GENERAL ELECTRIC CAPITAL CORPORATION, as First Lien Administrative Agent and Applicable First Lien Agent

By:
Name:
Title:

Second Lien Agent

GENERAL ELECTRIC CAPITAL CORPORATION, as Second Lien Administrative Agent and Applicable Second Lien Agent

By:
Name:
Title:

[Intercreditor Amendment]

Obligors:

TRANSFIRST HOLDINGS, INC.
TRANSFIRST PARENT CORP.
TRANSFIRST, LLC,
TRANSFIRST THIRD PARTY SALES, LLC,
TRANSFIRST ASSOCIATION SALES, LLC,
TRANSFIRST CORPORATE SALES, LLC,
TRANSFIRST HEALTH AND GOVERNMENT SERVICES, LLC,
ME ACQUISITION, LLC,
CN ACQUISITION, LLC,
TRANSFIRST EPAYMENT, LLC,
TRANSFIRST EPAYMENT SERVICES, LLC,
PAYMENT RESOURCES INTERNATIONAL, LLC,
each as an Obligor

By:
Name:
Title:

[Intercreditor Amendment]

Exhibit B

Form of Term Note

LENDER: [—]	EXHIBIT B-1

PRINCIPAL AMOUNT: [—]

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. BEGINNING NO LATER THAN TEN (10) DAYS AFTER THE ISSUE DATE OF THIS NOTE, THE HOLDER MAY REQUEST, AND WILL PROMPTLY BE MADE AVAILABLE UPON REQUEST, THE FOLLOWING INFORMATION WITH RESPECT TO THE NOTE: ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY. SUCH INFORMATION WILL BE PROVIDED BY: [INSERT NAME, TITLE AND ADDRESS OF APPROPRIATE CONTACT AT THE BORROWER].

[FORM OF] TERM NOTE

New York, New York

[—], 20[—]

FOR VALUE RECEIVED, the undersigned, TransFirst Holdings, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the First Lien Credit Agreement dated as of December 27, 2012 (as amended, restated, amended and restated, supplemented, refinanced or otherwise modified from time to time, the “Credit Agreement”), among TransFirst Holdings, Inc., a Delaware corporation, as Borrower, each Lender from time to time party thereto, General Electric Capital Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”), First Lien Collateral Agent, Swing Line Lender and L/C Issuer, and the other agents named therein (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to the Term Loan made or held by the Lender to the Borrower pursuant to the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of the Term Loan made or held by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by Law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby unconditionally waives, to the extent permitted by applicable Laws, (i) any and all rights to presentment, demand, protest or (except as expressly required hereby or by the Credit Agreement) notice of any kind, and (ii) any and all rights of rescission, setoff, counterclaim or defense to payment that the Borrower may have or claim against the holder hereof or any other Person, including any Person who assigned this note to the holder hereof. The non-exercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

TRANSFIRST HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

[TERM NOTE]

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation